SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2006

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	333-125338	30-0309068
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We previously filed a Form 8-K/A on August 11, 2006, dated June 28, 2006 with regard to the acquisition of Jay Street Office Park. The aforementioned Form 8-K/A was filed pursuant to Form 8-K with the pro forma financial statements required pursuant to Rule 3-14 of the Securities Exchange Act of 1934. Such pro forma financial statements were presented to include a full year of operations for the year ended 2005. Accordingly we are filing this Form 8-K/A to amend the previous filing to appropriately state the pro forma statement of operations for the period of April 11, 2005 (our inception date) through December 31, 2005.

Item 2.01. Completion of Acquisition or Disposition of Assets

Purchase of Jay Street Office Park.

We previously filed a Form 8-K on July 3, 2006, dated June 28, 2006, with regard to the acquisition of a fee interest in 3101-3151 Jay Street (“Jay Street Office Park”), an office property located in Santa Clara, California, without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information. Due to the non-related party nature of this transaction, only audited statements for the period of June 14, 2005 through December 31, 2005 are required. We are not aware of any material factors except as disclosed in the financial statements relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

Jay Street Office Park:

Report of Independent Registered Public Accounting Firm	F-1

Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2006 (Unaudited) and the Period of June 14, 20005 through December 31, 2005	F-2

Notes to Financial Statements	F-3

(b) Unaudited Pro Forma Financial Information:

Pro Forma Financial Information (Unaudited)	F-5

Pro Forma Consolidated Balance Sheet as of March 31, 2006 (Unaudited)	F-6

Notes to Pro Forma Consolidated Balance Sheet (Unaudited)	F-7

Pro Forma Consolidated Statement of Operations for the period from April 11, 2005 (Inception) through December 31, 2005 (Unaudited)	F-8

Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2006 (Unaudited)	F-9

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)	F-10

(c) Exhibits:

None.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Total Realty Trust Inc.

Denver, Colorado

We have audited the accompanying statement of revenues and certain expenses of the Jay Street Office Park for the period of June 14, 2005 through December 31, 2005. This financial statement is the responsibility of Jay Street’s management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Jay Street’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Jay Street for the year ended December 31, 2005, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

August 3, 2006

Denver, Colorado

Jay Street Office Park

Statements of Revenues and Certain Expenses

	For the three months ended March 31, 2006	For the period from June 14, 2005 through December 31, 2005
	(Unaudited)
Revenues
Rental income	$609,050	$1,333,144
Other revenues	178,460	442,485

Total revenues	$787,510	$1,775,629
Certain expenses
Real estate taxes	$49,887	$109,752
Operating expenses	143,116	324,823
Insurance	7,263	15,555
Management fees	12,109	32,592

Total certain expenses	$212,375	$482,722
Excess of revenues over certain expenses	$575,135	$1,292,907

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of the Jay Street Office Park (“Jay Street”) for the period from June 14, 2005 through December 31, 2005. Jay Street consists of three buildings located in Santa Clara, California. Jay Street comprises approximately 142,500 rentable square feet, collectively. As of December 31, 2005, and as of June 28, 2006 (the date of acquisition), Jay Street had an occupancy percentage of 100%. The previous owner of the property acquired Jay Street on June 14, 2005. The audited statement of revenues and certain expenses from the period from June 14, 2005 through December 31, 2005 reflect the period of ownership of the previous owner.

Jay Street was acquired by Dividend Capital Total Realty Trust Inc. (the “Company”) from unrelated parties on June 28, 2006 through a joint venture (the “Jay Street Joint Venture”) entered into by and between a wholly-owned subsidiary of the Company and an affiliate of Westcore Properties AC, LLC (“Westcore”). The total acquisition cost of the property was approximately $35.8 million and was paid for through a combination of (i) an equity contribution from the Company of approximately $11.7 million to the Jay Street Joint Venture using net proceeds from our public offering, (ii) an equity contribution from Westcore of approximately $0.3 million to the Jay Street Joint Venture and (iii) debt financing of approximately $23.5 million obtained by the Jay Street Joint Venture. The total acquisition cost includes an acquisition fee of approximately $0.7 million paid to Dividend Capital Total Advisors LLC, an affiliate of the Company, which was paid using the Company’s existing cash balances and proceeds from the Company’s private offerings.

The accounting records of Jay Street are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Jay Street. These statements are not intended to be a complete presentation of Jay Street’s revenues and expenses and are not considered indicative of future earnings results for Dividend Capital Total Realty Trust, Inc. Accordingly, these statements are not representative of actual operations for the period presented due to the exclusion of revenues and certain expenses which may not be comparable to the proposed future operations of the property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the Santa Clara, California region as well as general overall economic conditions.

Interim Information (unaudited)

In the opinion of management, the unaudited information for the three months ended March 31, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the three months ended March 31, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2 - Operating Leases

Jay Street’s revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Jay Street’s records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Jay Street records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a decrease in rental income of $23,836, and $8,420 for the period of June 14, 2005 through December 31, 2005 and for the three months ended March 31, 2006, respectively.

Future minimum lease payments due under these leases for the next five years as of December 31, 2005, are as follows:

Year Ending December 31,
2006	$2,427,040
2007	2,055,126
2008	1,949,619
2009	973,822
Thereafter	14,992

$7,420,599

Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2005, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2005 Rental Revenues	% of Future Minimum Rental Revenues
Safenet, Inc.	Network security provider	August 2010	50.4%	63.2%
Vormetric, Inc.	Data protection provider	September 2008	11.3%	12.7%

Dividend Capital Total Realty Trust Inc. and Subsidiaries

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to the Jay Street Office Park which Dividend Capital Total Realty Trust Inc. (the “Company”) acquired from an unrelated third party through a joint venture entered into by and between a wholly-owned subsidiary of the Company and an affiliate of Westcore Properties AC, LLC on June 28, 2006 and for which this Form 8-K/A is being filed.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of March 31, 2006 as adjusted for the acquisition of the property made subsequent to March 31, 2006 and the issuance of the Company’s common stock subsequent to March 31, 2006 as if these transactions had occurred on March 31, 2006.

The accompanying unaudited pro forma consolidated statement of operations for the period from April 11, 2005 (inception) through December 31, 2005 combines the historical operations of the Company with (i) the incremental effect of property acquired on June 28, 2006, (ii) the issuance of debt and (iii) the issuance of the Company’s common stock, as if these transactions had occurred on April 11, 2005.

The accompanying unaudited pro forma consolidated statement of operations for the three months ended March 31, 2006 combines the historical operations of the Company with (i) the incremental effect of the property acquired on June 28, 2006, (ii) the issuance of debt and (iii) the issuance of the Company’s common stock, as if these transactions had occurred on April 11, 2005.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired property. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

DIVIDEND CAPITAL TOTAL REALTY TRUST, INC.

Pro Forma Consolidated Balance Sheet

March 31, 2006

(Unaudited)

	TRT Historical (1)	Acquisition of Jay Street Office Park		Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net investment in real estate	$—	$36,125,293	(2)	$—		$36,125,293
Cash and cash equivalents	2,312	(12,019,947	)(2)	44,741,140	(5)	32,723,505
Other assets, net	1,753,118	307,479		—		2,060,597

Total Assets	1,755,430	24,412,825		44,741,140		70,909,395

Liabilities and Stockholder’s Equity
Mortgage note	$—	$23,500,000	(3)			$23,500,000
Accounts payable and other obligations	1,615,333	267,860		$—		1,883,193
Below-market lease intangible liability		344,027	(2)			344,027

Total Liabilities	1,615,333	24,111,887		—		25,727,220

Minority Interest	138,720	300,938	(4)	—		439,658
Stockholders’ Equity:
Common stock	2,000	—		44,741,140	(5)	44,743,140
Retained earnings	(623)	—		—		(623)

Total Stockholders’ Equity	1,377	—		44,741,140		44,742,517

Total Liabilities and Stockholders’ Equity	$1,755,430	$24,412,825		$44,741,140		$70,909,395

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1) Reflects the historical consolidated balance sheet of the Company as of March 31, 2006. Please refer to Dividend Capital Total Realty Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2006.

(2) Reflects the acquisition of Jay Street Office Park (“Jay Street”) that was acquired subsequent to March 31, 2006. This property was acquired using the net proceeds from the Company’s public offerings and debt. The total cost of this property, including acquisitions costs and acquisition fees paid to an affiliate, was approximately $36.1 million.

(3) In conjunction with the acquisition Jay Street subsequent to March 31, 2006, the Company received loan proceeds in a secured mortgage note totaling $23.5 million.

(4) Jay Street was acquired by the Company through a joint venture (the “Joint Venture”) entered into by and between a wholly-owned subsidiary of the Company and an affiliate of Westcore Properties AC, LLC (“Westcore”). Westcore made equity contributions of approximately $0.3 million towards the acquisition of Jay Street. The Company consolidates its interest in the joint venture and presents Westcore’s interest as minority interest.

(5) A certain amount of capital was raised through the Company’s public offering subsequent to March 31, 2006 which was used to fund the acquisition of the Jay Street. As such, the net proceeds from the shares that were sold subsequent to March 31, 2006 through June 28, 2006, the date of the acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public offering:

Shares Sold from March 31, 2006 through June 28, 2006	5,077,854
Gross Proceeds	$48,813,521
Less Selling Costs	(4,072,381)

Net Proceeds	$44,741,140

DIVIDEND CAPITAL TOTAL REALTY TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Period from April 11, 2005 (Inception) through December 31, 2005

(Unaudited)

	TRT Historical (1)	Jay Street Office Park	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$—	$1,333,144	$472,535	(2),(3)	$1,805,679
Other income	65	442,485	107,269	(2)	549,819

Total Revenue	65	1,775,629	579,804		2,355,498
EXPENSES:
Rental expense	$—	$482,722	$117,023	(2)	$599,745
Depreciation and amortization	—	—	684,584	(3)	684,584
Interest expense	—	—	1,028,334	(4)	1,028,334
General and administrative expense	—	—	—		—
Asset management fees, related party	—	—	273,445	(5)	273,445

Total Expenses	—	482,722	2,103,386		2,586,108
Net Income (Loss) Before Minority Interest	65	1,292,907	(1,523,582)		(230,610)
Minority Interest	(64)	—	5,765	(6)	5,701

NET INCOME (LOSS)	$1	$1,292,907	$(1,517,817)		$(224,909)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	200				5,078,054 (7)

NET LOSS PER COMMON SHARE
Basic and diluted	$0.01				$(0.04)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2006

(Unaudited)

	TRT Historical (1)	Jay Street Office Park	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$—	$609,050	$180,972	(3)	$790,022
Other income	5	178,460	—		178,465

Total Revenue	5	787,510	180,972		968,487
EXPENSES:
Rental expense	$—	$212,375	$—		$212,375
Depreciation and amortization	—	—	319,108	(3)	319,108
Interest expense	—	—	355,438	(4)	355,438
General and adminstrative expense	62,973	—	—		62,973
Asset management fees, related party	—	—	88,885	(5)	88,885

Total Expenses	62,973	212,375	763,431		1,038,779
Net Income (Loss) Before Minority Interest	(62,968)	575,135	(582,459)		(70,292)
Minority Interest	62,344	—	4,707	(6)	67,051

NET INCOME (LOSS)	$(624)	$575,135	$(577,752)		$(3,241)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	200				5,078,054 (7)

NET LOSS PER COMMON SHARE
Basic and diluted	$(3.12)				$(0.00)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Period From April 11, 2005 (inception) through December 31, 2005 and the Three Months Ended March 31, 2006

(Unaudited)

(1) Reflects the historical consolidated statement of operations of the Company for the period from April 11, 2005 (inception) through December 31, 2005 and for the three months ended March 31, 2006. Please refer to the Dividend Capital Total Realty Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2005 and Form 10-Q for the three months ended March 31, 2006.

(2) The accompanying audited Statements of Certain Revenues and Certain Expenses includes only the period that the prior owner of Jay Street owned the property, which was from June 14, 2005 through December 31, 2005. The adjustment above extrapolates this period of ownership for the period from April 11, 2005 (inception) through December 31, 2005.

(3) The following table sets forth the allocation of land and building and other costs based on the purchase price allocation for the acquisition of Jay Street. This table also reflects the estimated incremental depreciation and amortization, prior to the date of acquisition, for the acquisition using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations (“SFAS No. 141”). Net amortization of above-market lease intangible assets and below-market lease intangible liabilities is presented as a pro forma adjustment to rental income, as amortized against the related life of the corresponding lease, in accordance with SFAS 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Jay Street Office Park	6/28/2006	$13,858,605	$22,266,688	$36,125,293	684,584

(4) Interest expense for the Pro Forma periods presented was calculated given the terms of our mortgage note used to finance the acquisition of Jay Street. The following table sets forth the calculation for the pro forma adjustments as if the note was outstanding as of April 11, 2005 (inception):

			Pro Forma Amounts
Amount	Note	Interest Rate	For the Three Month Period	For the Period from April 11, 2005 (inception) through December 31, 2005
$ 23,500,000 Sec	Secured interest-only mortgage note	Annual fixed interest rate of 6.05%	$355,438	$1,028,334

(5) Asset management fees were calculated as if the property were managed by the Advisor since April 11, 2005 (inception). Asset management fees are equivalent to on twelfth of .5% of the aggregate cost (before cash reserves and depreciation) of all real property assets within the Company’s portfolio and a monthly fee equal to 8% of net operating income derived from real property assets within the portfolio.

(6) As noted above, Jay Street was acquired by the Company through a joint venture entered into by and between a wholly-owned subsidiary of the Company and an affiliate of Westcore. Westcore has an ownership interest of 2.5% in the joint venture. As a result, Westcore would participate in the earnings (losses) of Jay Street. The Company consolidates its interest in the joint venture and presents Westcore’s interest as minority interest.

(7) For purposes of calculating the pro forma weighted average number of common shares outstanding, management determined the number of shares sold as of the Jay Street acquisition, which was June 28, 2006. As the pro forma financial information presented assumes this acquisition occurred on April 11, 2005 (inception), the number of shares outstanding as of June 28, 2006, are assumed to have been outstanding as of April 11, 2005 as well.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.
(Registrant)

Date: August 15, 2006	By:	/s/ JAMES R. GIULIANO, III
	Name:	James R. Giuliano, III
	Title:	Chief Financial Officer